SCHEDULE 14A INFORMATION
(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

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[_]	Soliciting Material Under Rule 14a-12

AllianceBernstein National Municipal Income Fund, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

66 Hudson Boulevard East, New York, NY 10001

Toll Free (800) 221-5672

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS

MARCH 30, 2026

To the stockholders of AllianceBernstein Global High Income Fund, Inc. (“AGHIF”) and AllianceBernstein National Municipal Income Fund, Inc. (“ANMIF”):

Notice is hereby given that a Joint Annual Meeting of Stockholders (the “Meeting”) of AGHIF and ANMIF, each of which is a Maryland corporation (each, a “Fund” and collectively, the “Funds”), will be held on Monday, March 30, 2026 at 3:00 p.m., Eastern Time, for the following purposes, each of which is more fully described in the accompanying Proxy Statement dated February 27, 2026:

1.

To consider and vote upon the election of two Class Two Directors of each Fund, with each such Director to hold office for a term ending at the third annual meeting of stockholders following his or her election and until his or her successor is duly elected and qualifies;

2.

To consider and vote upon the ratification of the appointment of Ernst & Young LLP as each Fund’s independent registered public accounting firm for the fiscal year ending, as applicable, March 31, 2027 (AGHIF) and October 31, 2026 (ANMIF); and

3.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The Meeting will be held in a virtual meeting format only, which will be conducted online via a live webcast at www.meetnow.global/MPYCHSN. Stockholders may attend and vote at the virtual Meeting by following the instructions included in the accompanying Proxy Statement.

Any stockholder of record of AGHIF or ANMIF at the close of business on February 17, 2026 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

By Order of the Boards of Directors,

Nancy E. Hay Secretary

New York, New York

February 27, 2026

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also, by telephone or through the Internet, authorize proxies to cast your vote. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of its owner, AllianceBernstein L.P.

PROXY STATEMENT

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

66 Hudson Boulevard East

New York, NY 10001

JOINT ANNUAL MEETING OF STOCKHOLDERS

March 30, 2026

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors (collectively, the “Board”) of AllianceBernstein Global High Income Fund, Inc. (“AGHIF”) and AllianceBernstein National Municipal Income Fund, Inc. (“ANMIF”), each of which is a Maryland corporation (each, a “Fund” and collectively, the “Funds”), to be exercised at a Joint Annual Meeting of Stockholders of the Funds (the “Meeting”), to be held on Monday, March 30, 2026 at 3:00 p.m., Eastern Time. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about February 27, 2026.

The Meeting will be held in a virtual meeting format only, which will be conducted online via a live webcast. You will be able to attend and participate in the Meeting online by visiting www.meetnow.global/MPYCHSN and entering the control number found on your Proxy Card. You may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. There is no physical location for the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services (“Computershare”), the Funds’ tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on Friday, March 27, 2026. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Meeting. Stockholders are encouraged to access the Meeting website prior to the start time to allow ample time to log into the Meeting webcast and test their computer system. For questions relating to participation at the Meeting by remote communication, please call the Computershare technical support number at (888) 724-2416. Any stockholder who owned shares of AGHIF or ANMIF at the close of business on February 17, 2026 (the “Record Date”) is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share, owned as of the Record Date, is entitled to one vote. You may only vote on matters relating to a Fund if you owned shares of that Fund as of the Record Date.

Whether or not you plan to attend the Meeting, we urge you to authorize a proxy to vote your shares in advance of the Meeting by one of the methods described in the proxy materials for the Meeting. The Proxy Statement is available on the Internet at https://www.alliancebernstein.com/corporate/en/corporate-responsibility/corporate-governance/proxy-voting/mutual-fund-proxy-statements.html.

As permitted by law, a Fund may deliver one copy of this Proxy Statement to such Fund’s stockholders residing at the same address, unless such stockholders have notified the Fund of their desire to receive multiple copies of the stockholder reports and proxy statements that the Fund sends. If you would like to receive an additional copy, please call (800) 227-4618 or write to Carol Rappa or Nhi Vo at AllianceBernstein L.P. (the “Adviser”), 66 Hudson Boulevard East, New York, NY 10001. The Fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any stockholder residing at an address to which only one copy was mailed. Stockholders of a Fund wishing to receive separate copies of the Fund’s stockholder reports and proxy statements in the future, and stockholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Important Notice Regarding Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on Monday, March 30, 2026. The Proxy Statement is available on the Internet at https://www.alliancebernstein.com/corporate/en/corporate-responsibility/corporate-governance/proxy-voting/mutual-fund-proxy-statements.html.

PROPOSAL ONE:

ELECTION OF DIRECTORS

Under the Funds’ respective charters (the “Charters”) and bylaws (the “Bylaws”), the Board has been divided into three classes of Directors serving staggered terms of three years. Generally, one class of Directors is nominated each year for election by the Fund’s stockholders. For each Fund, the terms of Class Two Directors will expire as of the Meeting, the terms of Class Three Directors will expire as of the annual meeting of stockholders to be held in 2027, and the terms of Class One Directors will expire as of the annual meeting of stockholders to be held in 2028. Upon expiration of the terms of the Directors of each class as set forth above, their successors in that class will be elected to serve for a term ending at the third annual meeting following their election and until their successors are duly elected and qualify.

Generally, under this classified Board structure, it would require two years of annual meeting elections to change a majority of the Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances, even if such Directors are not then standing for re-election. This classified Board structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a Fund’s stockholders to change the majority of Directors of the Fund and, thus, have the effect of maintaining the continuity of management.

At the Meeting, the holders of the preferred stock of ANMIF, including the 2024 Variable Rate Demand Preferred Shares (the “Preferred Stockholders”), voting separately as a class, have the right to elect a Class Two Director of ANMIF (the “Preferred Director”). The Preferred Stockholders will have equal voting rights with the holders of the common stock of ANMIF (i.e., one vote per share) and will vote together with the holders of the common stock as a single class on the other Director standing for election at the Meeting and on Proposal Two, as well as any other proposals that may be properly presented at the Meeting applicable to ANMIF, as described below.

At the Meeting, Alexander Chaloff is standing for election as a Class Two Director of each Fund. Carol C. McMullen is standing for election as a Class Two Director of AGHIF, and as the Preferred Director of ANMIF. Each nominee has consented to serve as a Director. The Board knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve, or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominee as the Board may recommend.

The affirmative vote of the holders of a majority of the votes entitled to be cast is required to elect a Director. The affirmative vote of the holders of a majority of the votes entitled to be cast by the Preferred Stockholders of ANMIF, voting separately as a class, is required to elect a Preferred Director. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of each of the nominees.

Certain information concerning the Funds’ Directors and the nominees is set forth below.

Name, Address* and Age	Year Term as a Director Will Expire	Years of Service**	Principal Occupation(s) During Past 5 Years and Other Information	Number of Portfolios in AB Funds Complex*** Overseen	Other Directorships Currently Held
INDEPENDENT DIRECTORS
Garry L. Moody,# Chair of the Board 73	Class Three (2027)	Each Fund: 18	Private Investor since prior to 2021. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax Department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He has served as Chairman of the	91	None

Name, Address* and Age	Year Term as a Director Will Expire	Years of Service**	Principal Occupation(s) During Past 5 Years and Other Information	Number of Portfolios in AB Funds Complex*** Overseen	Other Directorships Currently Held
			AB Funds and Chairman of the Independent Directors Committees of the AB Funds since January 2023; he has served as a director or trustee of the AB Funds since 2008, and served as Chairman of the Audit Committees of the AB Funds from 2008 to February 2023. He has served as a director or trustee and Chair of the AB Funds Complex and Chair of the Independent Directors Committees of the AB Funds Complex since January 2025.

Jorge A. Bermudez,# 74	Class One (2028)	Each Fund: 6	Private Investor since prior to 2021. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017-2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016;	91	Moody’s Corporation since April 2011

Name, Address* and Age	Year Term as a Director Will Expire	Years of Service**	Principal Occupation(s) During Past 5 Years and Other Information	Number of Portfolios in AB Funds Complex*** Overseen	Other Directorships Currently Held
			and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020. He has served as a director or trustee of the AB Funds Complex since January 2025.

R. Jay Gerken,# 74	Class One (2028)	Each Fund: 1	Private Investor since prior to 2021. Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993. He was Chair of the SCB Funds Board and the AB Multi-Manager Alternative Fund (“AMMAF”) Board from July 2023 to December 2024; he has served as a director or trustee of the SCB Funds since July 2013 and AMMAF since December 2018 and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the Audit Committee of	91	Associated Banc-Corp

Name, Address* and Age	Year Term as a Director Will Expire	Years of Service**	Principal Occupation(s) During Past 5 Years and Other Information	Number of Portfolios in AB Funds Complex*** Overseen	Other Directorships Currently Held
			AMMAF from December 2018 to June 2023. He has served as a director or trustee of the AB Funds Complex since January 2025.

Jeffrey R. Holland,# 60	Class One (2028)	Each Fund: 1	Private Investor since prior to 2021. Formerly, Limited Partner of Brown Brothers Harriman & Co. from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman & Co. from 2006 to 2013. He has served as a director or trustee of the SCB Funds and AMMAF since September 2019 and served as Chair of the Audit Committees of such Funds from July 2023 to December 2024. He has served as a director or trustee of the AB Funds Complex since January 2025.	91	None

Jeanette W. Loeb,# 73	Class Three (2027)	Each Fund: 6	Private Investor since prior to 2021. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AMMAF from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a director	91	None

Name, Address* and Age	Year Term as a Director Will Expire	Years of Service**	Principal Occupation(s) During Past 5 Years and Other Information	Number of Portfolios in AB Funds Complex*** Overseen	Other Directorships Currently Held
			or trustee of the AB Funds since April 2020 and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2023. She has served as a director or trustee of the AB Funds Complex and as Chair of the Governance and Nominating Committees of the AB Funds Complex since January 2025.

Carol C. McMullen,# 70	Class Two (2029)†	Each Fund: 9	Private Investor since prior to 2021. Formerly, a Member of the Advisory Board of Butcher Box, from 2018 until March 2025, where she also served as Advisory Board Chair from June 2023 until March 2025; Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her	91	None

Name, Address* and Age	Year Term as a Director Will Expire	Years of Service**	Principal Occupation(s) During Past 5 Years and Other Information	Number of Portfolios in AB Funds Complex*** Overseen	Other Directorships Currently Held
			roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards. She has served as a director or trustee of the AB Funds since June 2016 and has served as Chair of the Audit Committees of such Funds since February 2023. She has served as a director or trustee of the AB Funds Complex and as Chair of the Audit Committees of the AB Funds Complex since January 2025.

INTERESTED DIRECTORS
Alexander Chaloff,†† 54	Class Two (2029)†	Each Fund: 1	Senior Vice President of the Adviser,††† with which he has been associated since prior to 2021. He has been Chief Investment Officer and Head of Investment & Wealth Strategies of Bernstein Private Wealth Management since April 2023. He previously served as Co-Head of the Investment Strategy Group since 2020. Prior to joining Bernstein Private Wealth Management in 2005, he was a managing director at Wilshire Associates, a leading global investment consultant, serving on the	91	None

Name, Address* and Age	Year Term as a Director Will Expire	Years of Service**	Principal Occupation(s) During Past 5 Years and Other Information	Number of Portfolios in AB Funds Complex*** Overseen	Other Directorships Currently Held
			firm’s investment committee. He has served as President and Chief Executive Officer of the SCB Funds and AMMAF since April 2023. He has served as a director or trustee of the Unitary Board since January 2025 and has served as a director or trustee of the AB Funds Complex since March 2025.

Emilie D. Wrapp,^ 70	Class Three (2027)	Each Fund: 10 months	Private Investor since July 2023. Formerly, Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser††† (January 2023 – June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser†††; Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”) since prior to 2021 until June 2023. She served as a member of the Advisory Board to the AB Funds from January 2024 to December 2024 (to May 2025 with respect to AGHIF and ANMIF). She served as a director or trustee of the Unitary Board since January 2025, and has served as a director or trustee of the AB Funds Complex since May 2025.	91	None

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 66 Hudson Boulevard East, New York, NY 10001.

**	“Years of Service” refers to the total number of years served as a Director as of the Meeting.

***

The registered investment companies for which the Adviser serves as investment adviser are referred to collectively as the “AB Funds Complex”. At a meeting held on July 18, 2024, shareholders of funds in the AB Funds Complex (excluding, AGHIF and ANMIF) elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. Effective May 8, 2025, Ms. Wrapp was appointed to serve as a Director of AGHIF and ANMIF.

#	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee for each Fund.

†	If elected at the Meeting.

††	Mr. Chaloff is an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”), of each Fund because of his affiliation with the Adviser.

†††	The Adviser is an affiliate of each Fund.

^

Prior to November 1, 2025 with respect to ANMIF, Ms. Wrapp was an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of her former role with the Adviser. Until April 1, 2026 with respect to AGHIF, Ms. Wrapp will continue to be an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of her former role with the Adviser.

The dollar range of the Funds’ securities beneficially owned by each Director listed above, and the aggregate dollar range of securities owned in the funds overseen by each Director within the AB Funds Complex, are set forth below.

	Dollar Range of Equity Securities in the Funds as of December 31, 2025		Aggregate Dollar Range of Equity Securities in the Funds Overseen in the AB Funds Complex as of December 31, 2025

INDEPENDENT DIRECTORS
Jorge A. Bermudez	AGHIF:	$10,001-$50,000	Over $100,000
	ANMIF:	None
R. Jay Gerken	AGHIF:	None	Over $100,000
	ANMIF:	None
Jeffrey R. Holland	AGHIF:	None	Over $100,000
	ANMIF:	None
Jeanette W. Loeb	AGHIF:	$10,001-$50,000	Over $100,000
	ANMIF:	$10,001-$50,000
Carol C. McMullen	AGHIF:	$10,001-$50,000	Over $100,000
	ANMIF:	Over $100,000
Garry L. Moody	AGHIF:	$10,001-$50,000	Over $100,000
	ANMIF:	Over $100,000

INTERESTED DIRECTORS
Alexander Chaloff	AGHIF:	None	Over $100,000
	ANMIF:	None
Emilie D. Wrapp*	AGHIF:	$10,001-$50,000	Over $100,000
	ANMIF:	None

*

Prior to November 1, 2025 with respect to ANMIF, Ms. Wrapp was an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of her former role with the Adviser. Until April 1, 2026 with respect to AGHIF, Ms. Wrapp will continue to be an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of her former role with the Adviser.

The business and affairs of the Funds are overseen by the Board. Directors who are not “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Directors,” and the Directors who are “interested persons” of the Funds are referred to as “Interested Directors.” Certain information concerning each Director and the Funds’ governance structure is set forth below.

Experience, Skills, Attributes and Qualifications of the Funds’ Directors. The Governance and Nominating Committee of the Board (the “Governance and Nominating Committee”), which is composed solely of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Board believes contributes to good governance for the Fund. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate’s educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee’s consideration of nominees appears in the description of the committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of stockholders. The Board has concluded that, based on each Director’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing committees, working groups and ad hoc committees) in concluding that each should continue to serve as a

Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a Director, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Funds’ independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Funds and other funds in the AB Funds Complex as noted in the table above: Mr. Bermudez has extensive experience in the financial services industry, including risk management, from his service in various senior executive positions, including as Chief Risk Officer, of a large global financial services company, as a director and Audit Chair of a Federal Reserve Bank and a director and chair of the Audit Committee of a large public company, and as Chairman or director or trustee of numerous non-profit organizations; Mr. Chaloff has business, finance and investment management experience as Head of Investment & Wealth Strategies of Bernstein Private Wealth Management of the Adviser, and he has served as President and Chief Executive Officer of the SCB Funds and AMMAF since April 2023; Mr. Gerken has investment management experience as a portfolio manager and executive officer, and he served as Chair of the SCB Funds Board and AMMAF Board from July 2023 to December 2024 and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the Audit Committee of AMMAF from December 2018 to June 2023; Mr. Holland has business experience as a senior executive of a financial services firm, including experience in provision of custody and other services to investment funds globally, and he served as Chair of the Audit Committees of the SCB Funds and AMMAF from July 2023 to December 2024; Ms. Loeb has extensive experience in the financial services industry and in business more generally, including as a former executive and partner of a large global financial services company and as Chief Executive Officer of a private e-commerce company, a director and audit committee member of a large publicly traded business development company, and a director or trustee of numerous non-profit organizations including the United Nations Development Corporation and New York City Center and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2023 and has served as the Chair of the Governance and Nominating Committees of the AB Funds Complex since January 2025; Ms. McMullen has experience in talent management for a global technology consulting firm, served on the advisory board of a privately held e-commerce company, has served as director of a variety of privately held firms and non-profit boards (including as director of one of the 10 largest healthcare systems in the U.S. and Chair of a top U.S. community hospital), has extensive asset management industry experience including as Director of Global Investment

Research for a major fund company and President of Wealth Management for a regional bank and has served as Chair of the Audit Committees of the AB Funds since February 2023 and as the Chair of the Audit Committees of the AB Funds Complex since January 2025; Mr. Moody, a certified public accountant, has extensive experience in the asset management industry as a senior executive of a large fund complex and as Vice Chairman and U.S. and Global Investment Management Practice Managing Partner for a major accounting firm, and served as a member of the Board of Governors of the Investment Company Institute, the leading association representing regulated funds, including mutual funds, exchange-traded funds and closed-end funds, from October 2019 through September 2023, and also the Governing Council of the Independent Directors Council, a group created by the Investment Company Institute that aims to advance the education, communication and policy positions of investment company independent directors, where he also served as the Chairman of the Governance Committee from October 2021 through September 2023, served as Chairman of the Audit Committees of the AB Funds from 2008 to February 2023, served as Chair of the AB Funds and the Independent Directors Committees of the AB Funds in 2023 and 2024, and has served as Chair of the AB Funds Complex and the Independent Directors Committees of the AB Funds Complex since January 2025; and Ms. Wrapp has extensive experience in the investment management industry, including as Senior Vice President, Assistant Secretary, Counsel and Head of Mutual Fund & Retail Legal of the Adviser, and as Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI, Chief Legal Officer and Secretary of the AB Funds and other registered investment companies advised by the Adviser, and has had extensive involvement in fund industry organizations including committees and working groups of the Investment Company Institute, and she served as an Advisory Board Member to the AB Funds from January 2024 to December 2024 (to May 2025 with respect to ANMIF and AGHIF). The disclosure herein of a director’s experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of the management of the Funds. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Funds’ other service providers in the operations of each Fund in accordance with its investment objective and policies, and otherwise in accordance with the Fund’s prospectus, the requirements of the 1940 Act and other applicable federal laws, applicable state laws and the Fund’s Charter and Bylaws. The Board meets at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees – the Audit Committee of the Board (the “Audit Committee”), the Governance and Nominating Committee and the Independent Directors Committee of the Board (the “Independent Directors Committee”) – and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are further described below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chair of the Board. The Chair’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe this structure sets the proper tone for the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing such relationships. In addition, each Fund is required to have an Independent Director as Chair pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, such as cyber security risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Funds’ investment programs and operations, and is addressed as part of various regular Board and committee activities. Each Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management, but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management for each Fund is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), each Fund’s Chief Compliance Officer, each Fund’s independent registered public accounting firm and counsel, the Adviser’s internal legal counsel, the Adviser’s Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Funds and the Adviser’s risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks. Processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates or other service providers. Moreover, it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

During each Fund’s fiscal year ended in 2025, the Board of AGHIF met four times; and of ANMIF, six times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders.

Board Committees. The Board has three standing committees: the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. The members of the committees are identified above in the table listing the Directors.

The function of the Audit Committee is to assist the Board in its oversight of each Fund’s accounting and financial reporting policies and practices. The members of the Audit Committee are “independent” as required by applicable listing standards of the New York Stock Exchange (“NYSE”). During each Fund’s fiscal year ended in 2025, the Audit Committee of AGHIF met four times; and of ANMIF, three times.

The Board has adopted a charter for its Governance and Nominating Committee, a current copy of which is available at www.abfunds.com (under “Investments,” click on “Closed-End Funds,” then the name of a Fund (e.g., “AllianceBernstein Global High Income Fund”), then “Literature,” then “Governance and Nominating Committee Charter”). Pursuant to the charter of the Governance and Nominating Committee, the committee assists the Board in carrying out its responsibilities with respect to Fund governance and identifies, evaluates, selects and nominates candidates for the Board. The Governance and Nominating Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect a Director’s ability to perform his or her duties. The committee may consider candidates as Directors submitted by a Fund’s current Board members, officers, the Adviser, stockholders (subject to the following paragraph), and other appropriate sources.

Pursuant to its charter, the Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of a Fund’s outstanding common stock for at least two years prior to the time of submission and who timely provide specified information about the candidates, and the nominating stockholder or group. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the anniversary of the date of the proxy statement for the previous year’s annual meeting of stockholders. The committee will consider only one candidate submitted by such a stockholder or group of stockholders for nomination for election at an annual meeting of stockholders. The committee will not consider self-nominated candidates.

The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience and expertise, the candidate’s ability to carry out his or her duties in the best interests of the applicable fund, and the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination, the committee considers whether the individual’s background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. During each Fund’s fiscal year ended in 2025, the Governance and Nominating Committee of AGHIF met five times; and of ANMIF, four times.

The function of the Independent Directors Committee is to consider and take action on matters that the Independent Directors Committee or the Board believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Shareholder Inquiry Agency Agreements. During each Fund’s fiscal year ended in 2025, the Independent Directors Committee of AGHIF met five times; and of ANMIF, four times. The Independent Directors meet in executive session without representation of management present at every Board meeting. In the fiscal year ended in 2025, the approval of the Advisory and

Shareholder Inquiry Agency Agreements of each Fund was considered at the August 5-6, 2025 meetings of the Independent Directors Committee.

The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director of a Fund, a stockholder must send a written communication to the Fund’s principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

Board Compensation. Neither of the Funds has paid any fees to, nor reimbursed expenses of, any Director during a time when the Director was considered an “interested person” of the Funds, except that the Funds have paid fees to, and reimbursed expenses of, Ms. Wrapp in her capacity as an Advisory Board member and Director of the Funds. Information concerning the aggregate compensation paid during the fiscal year ended March 31, 2025 and October 31, 2025 by AGHIF and ANMIF, respectively, to each person nominated for election as a Director by the Board, and each person currently serving and intending to continue to serve as a Director after the Meeting; the aggregate compensation paid to each such Director during calendar year 2025 by all of the investment companies overseen by the Director within the AB Funds Complex; the total number of investment companies in the AB Funds Complex for which each Director serves as a director or trustee; and the number of investment portfolios for which each Director serves as a director or trustee, is set forth below. For the calendar year ended December 31, 2025, neither the Funds nor any other investment company in the AB Funds Complex provided compensation in the form of pension or retirement benefits to any of its directors or trustees.

Name of Director	Compensation from the Funds during their Fiscal Years ended 2025		Compensation from the AB Funds Complex, including the Funds, during 2025	Number of Investment Companies in the AB Funds Complex, including the Funds, as to which the Director is a Director or Trustee	Number of Investment Portfolios within the AB Funds Complex, including the Funds, as to which the Director is a Director or Trustee
INDEPENDENT DIRECTORS
Jorge A. Bermudez	$3,675	AGHIF	$380,000	26	91
	$2,589	ANMIF
R. Jay Gerken	$796	AGHIF	$380,000	26	91
	$1,866	ANMIF
Jeffrey R. Holland	$796	AGHIF	$380,000	26	91
	$1,866	ANMIF
Jeanette W. Loeb	$4,227	AGHIF	$437,000	26	91
	$2,977	ANMIF
Carol C. McMullen	$4,410	AGHIF	$456,000	26	91
	$3,105	ANMIF
Garry L. Moody	$5,329	AGHIF	$551,000	26	91
	$3,754	ANMIF

INTERESTED DIRECTORS
Alexander Chaloff	$0	AGHIF	$0	26	91
	$0	ANMIF
Emilie D. Wrapp*	$3,675	AGHIF	$365,862	26	91
	$2,589	ANMIF

*

Prior to November 1, 2025 with respect to ANMIF, Ms. Wrapp was an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of her former role with the Adviser. Until April 1, 2026 with respect to AGHIF, Ms. Wrapp will continue to be an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of her former role with the Adviser.

The Board unanimously recommends that the stockholders vote FOR each of the nominees for Director in Proposal One. The election of each nominee for Director requires the affirmative vote of the holders of a majority of the votes entitled to be cast with regard to such nominee.

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee (“Audit Committee”) of each Board is responsible for the appointment, compensation, retention and oversight of the work of the Funds’ independent registered public accounting firm. At meetings held on February 4-5, 2025 (AGHIF) and August 5-6, 2025 (ANMIF), the Board, upon the recommendation of the Audit Committee, approved by the vote of a majority of the Directors of each Fund, including a majority of the Independent Directors of each Fund, the selection of Ernst & Young LLP as the independent registered public accounting firm to audit the accounts of each Fund for the fiscal year ending, as applicable, March 31, 2027 (AGHIF) and October 31, 2026 (ANMIF), as required by, and in accordance with, the 1940 Act. Although stockholder ratification of the appointment of Ernst & Young LLP as each Fund’s independent registered public accounting firm is not required, each Board is submitting the appointment of Ernst & Young LLP to the stockholders for ratification. If the stockholders fail to ratify the appointment, the Audit Committee of each Board will reconsider whether or not to retain Ernst & Young LLP. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in the best interests of the Funds and their stockholders.

Ernst & Young LLP has represented that it does not have any direct financial interest or any material indirect financial interest in either of the Funds. Representatives of Ernst & Young LLP are expected to attend the Meeting, to have the opportunity to make a statement if they so desire and to respond to appropriate questions from the stockholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by the independent registered public accounting firm for each Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders (Audit Fees); (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release reviews and preferred stock maintenance testing (for ANMIF) (Audit Related Fees); (iii) tax compliance, tax advice and tax return preparation (Tax Fees); (iv) all other fees for services provided to the Funds (All Other Fees); and (v) aggregate non-audit services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”). No other services were provided by the independent registered public accounting firm to either Fund during this period.

		Audit Fees	Audit Related Fees	Tax Fees	All Other Fees for Services Provided to the Fund	Aggregate Fees for Non-Audit Services Provided to the Fund, the Adviser and Service Affiliates*
AllianceBernstein Global High Income Fund, Inc	2024	$162,505	$8,000	$22,128	$0	$1,943,206
	2025	$162,505	$8,000	$31,674	$0	$1,266,931

AllianceBernstein National Municipal Income Fund, Inc.	2024	$44,533	$8,000	$17,840	$0	$2,050,146
	2025	$44,533	$0	$20,616	$0	$1,645,060

*	The fees vary because they are presented based on each Fund’s last two fiscal years and reflect fees for non-audit services for different periods.

The Funds’ Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to a Fund by the Fund’s independent registered public accounting firm. The Funds’ Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and any Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all (100%) of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2024 and 2025 are for services pre-approved by each Fund’s Audit Committee. In addition, all of the amounts in the table for the Fees for Non-Audit Services Provided to the Fund, the Adviser and Service Affiliates for each Fund that were subject to pre-approval by the Fund’s Audit Committee for 2024 and 2025 were pre-approved by the Audit Committee (for AGHIF, $30,128 and $39,674, respectively, for 2024 and 2025, and, for ANMIF, $25,840 and $20,616, respectively, for 2024 and 2025). Each Fund’s Audit Committee has considered whether the provision, to the Adviser and/or any Service Affiliate by the Funds’ independent registered public accounting firm, of any non-audit services that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining the independent registered public accounting firm’s independence.

Audit Committee Report

The following Audit Committee Report was adopted by the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) for each of AllianceBernstein Global High Income Fund, Inc. (“AGHIF”) and AllianceBernstein National Municipal Income Fund, Inc. (“ANMIF”), each of which is a Maryland corporation (each, a “Fund” and collectively, the “Funds”).

The Audit Committee operates pursuant to a written charter, a copy of which may be found on AllianceBernstein L.P.’s (the “Adviser”) website at www.abfunds.com (under “Investments,” click on “Closed-End Funds,” then the name of a Fund (e.g., “AllianceBernstein Global High Income Fund”), then “Literature,” then “Closed-End Funds Audit Committee Charter”). The purposes of the Audit Committee are to: (1) assist the Board in its oversight of the accounting and financial reporting policies and practices of the Fund, including (i) the quality and integrity of the Fund’s financial statements and the independent audit thereof; (ii) the Fund’s compliance with legal and regulatory requirements, particularly those that relate to the Fund’s accounting, financial reporting, internal controls over financial reporting, and independent audits; (iii) the retention, independence, qualifications and performance of the independent registered public accounting firm; (iv) meeting with representatives of the internal audit department of the Adviser regarding such department’s activities relating to the Fund; and (v) the Fund’s compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and (2) prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with Audit Committees, and other professional standards, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm’s independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and has discussed the independent registered public accounting firm’s independence with such firm.

The Audit Committee’s function is oversight. Members of the Audit Committee are not employees of the Fund and, in serving on it, are not, and do not hold themselves out to be, acting as accountants or auditors. It is not the responsibility of the Audit Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, in July 2025 (AGHIF) and December 2025 (ANMIF) the Audit Committee recommended to the Board that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for the most recent fiscal year.

Submitted by the Audit Committee of each Fund’s Board of Directors:

Jorge A. Bermudez	Jeanette W. Loeb
R. Jay Gerken	Carol C. McMullen
Jeffrey R. Holland	Garry L. Moody

The Board unanimously recommends that the stockholders vote FOR the ratification of the appointment of Ernst & Young LLP as each Fund’s independent registered public accounting firm for the fiscal year ending, as applicable, March 31, 2027 (AGHIF) and October 31, 2026 (ANMIF) in Proposal Two. The affirmative vote of a majority of the votes cast at the Meeting by stockholders of each Fund, provided a quorum is present, is required to ratify the appointment of the independent registered public accounting firm for such Fund.

PROXY VOTING AND STOCKHOLDER MEETING

Stockholders may vote by attending the Meeting virtually and by following the instructions available on the Meeting website, by properly executing and returning the enclosed Proxy Card or by authorizing a proxy to vote their shares by telephone or through the Internet using the instructions provided on the enclosed Proxy Card.

Stockholders are encouraged to access the Meeting website prior to the start time to allow ample time to log into the Meeting webcast and test their computer system. For questions relating to participation at the Meeting by remote communication, please call the Computershare technical support number at (888) 724-2416.

All properly executed and timely received proxies will be exercised at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes will be cast FOR the election of each of the nominees as Directors for each Fund and FOR the ratification of the appointment of Ernst & Young LLP to serve as each Fund’s independent registered public accounting firm. If no specification is made on a properly executed proxy, it will be voted for the matters specified on the Proxy Card in the manner recommended by the Board. Any stockholder may revoke that stockholder’s proxy at any time prior to exercise thereof by (i) giving written notice to the Secretary of the Funds at 66 Hudson Boulevard East, New York, NY 10001, (ii) signing and delivering to the Secretary another proxy of a later date, or (iii) voting at the Meeting by following the instructions available on the Meeting website. Presence at the Meeting alone will not be sufficient to revoke a properly authorized proxy. Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). For each Fund, the election of each of the nominees as Director in Proposal One requires the affirmative vote of the holders of a majority of the votes entitled to be cast with regard to such nominee and the ratification of the appointment of the independent registered public accounting firm in Proposal Two requires the affirmative vote of a majority of the votes cast at the Meeting. An abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the election of each of the nominees as a Director in Proposal One for whom such stockholder is entitled to vote and no effect on the ratification of the appointment of the independent registered public accounting firm in Proposal Two. If any proposal, other than Proposals One and Two, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

For each Fund, a quorum for the Meeting will consist of the presence or representation by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the Meeting of the applicable Fund. With respect to the election of the Preferred Director of ANMIF, a quorum will consist of the presence or representation by proxy of Preferred Stockholders entitled to cast a majority of the votes entitled to be cast on the election of the Preferred Director. In the event that (i) a quorum is not present at the Meeting for a Fund; or (ii) a quorum is present but sufficient votes in favor of the position recommended by the Board for Proposal One and/or Proposal Two (as described in the Proxy Statement) have not been timely received, the Chair of the Meeting may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting up to 120 days after the Record Date for that Fund, with no other notice than an announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board will be voted against adjournment of the Meeting.

The Meeting is scheduled as a joint meeting of the stockholders of the Funds, because the stockholders of each Fund are to consider and vote on the election of Directors and the ratification of the appointment of the independent registered public accounting firm. Stockholders of each Fund will vote separately on the election of Directors and the ratification of the appointment of the independent registered public accounting firm for that Fund and on any other matter that may properly come before the Meeting for such Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the election of Directors, the ratification of the appointment of the independent registered public accounting firm or on any other matter by the stockholders of the other Fund. As described above, Preferred Stockholders will have equal voting rights with the holders of the common stock of ANMIF, and will vote together with the holders of the common stock of ANMIF on any proposal that may be properly presented at the Meeting applicable to ANMIF with the exception of the election of the Preferred Director, on which the holders of the common stock of ANMIF will not vote.

Each Fund has engaged Computershare, a professional proxy solicitation firm, to provide proxy printing, distribution, solicitation and tabulation services in connection with the Meeting. Computershare will receive a total fee of approximately $22,000 for its services, plus reimbursement of out-of-pocket expenses, to be divided between the Funds (approximately $3,000 for ANMIF and $19,000 for AGHIF).

Other Information

Officers of the Funds

Certain information concerning the Funds’ officers is set forth below. Each officer is elected annually by the applicable Fund’s Board.

Name, Address* and Age	Position(s) (Month and Year First Elected)	Principal Occupation During Past 5 Years (or Longer)
Onur Erzan 50	President and Chief Executive Officer, both Funds (4/21)	President of the Adviser**, with which he has been associated since January 2021, and he oversees the Private Wealth Management, Global Private Alternatives and Global Asset Management

Name, Address* and Age	Position(s) (Month and Year First Elected)	Principal Occupation During Past 5 Years (or Longer)
Distribution businesses, in addition to the firm’s Strategy and Corporate Development functions. He serves as Chair of the AB Operating Committee and is also a member of the Equitable Holdings Management Committee. President and Chief Executive Officer of the AB Mutual Funds, ANMIF and AGHIF since April 2021 and the AB ETFs as of May 2022. Director of AB Funds from April 2021 to December 2024, and from April 2021 to March 2025 with respect to ANMIF and AGHIF. Prior to joining the Adviser in 2021, he was at McKinsey & Company for almost 20 years, where he most recently held the position of senior partner and co-leader of its Wealth & Asset Management practice. He has also served on the boards of Graham Windham and Turkish Philanthropy Funds.

Daryl Clements 58	Vice President, ANMIF (11/22)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

Christian DiClementi 44	Vice President, AGHIF (11/21)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is also Head of Emerging Markets Debt.

Gershon M. Distenfeld*** 50	Vice President, AGHIF (5/17)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is also Head of Income Strategies.

Fahd Malik 41	Vice President, AGHIF (2/22)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

Name, Address* and Age	Position(s) (Month and Year First Elected)	Principal Occupation During Past 5 Years (or Longer)

Matthew J. Norton 43	Vice President, ANMIF (2/16)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is also Chief Investment Officer of Municipal Bonds.

Andrew D. Potter 40	Vice President, ANMIF (11/22)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

Matthew S. Sheridan 50	Vice President, AGHIF (5/17)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is also Head of US Multi-Sector Fixed Income.

William Smith 38	Vice President, AGHIF (11/22)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is Head of US High Yield Credit.

Michael B. Reyes 49	Senior Vice President of the Funds, both Funds (8/18)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

Stephen M. Woetzel 54	Treasurer and Chief Financial Officer, both Funds (11/23)	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2021.

Vercelia Petty 53	Controller, both Funds (2/26)	Vice President of ABIS**, with which she has been associated since prior to 2021.

Jennifer Friedland 51	Chief Compliance Officer, both Funds (1/23)	Senior Vice President of the Adviser** with which she has been associated since 2021 and Mutual Fund Chief Compliance Officer (of all AB Funds since January 2023 and of the ETF Funds since 2022) and Director of Subadvisory Compliance.

Nancy E. Hay 53	Secretary, both Funds (1/23)	Senior Vice President and Associate General Counsel of the Adviser**, with which she has been associated since prior to 2021 and Assistant Secretary of ABI**.

*	The address for the Funds’ Officers is 66 Hudson Boulevard East, New York, NY 10001.
**	The Adviser, ABI and ABIS are affiliates of each of the Funds.
***	Mr. Distenfeld is expected to retire from the Adviser effective December 31, 2026.

Stock Ownership

The outstanding voting shares of AGHIF as of the Record Date consisted of 86,229,677 shares of common stock. The outstanding voting shares of ANMIF as of the Record Date consisted of 28,744,936 shares of common stock and 4,000 2024 Variable Rate Demand Preferred Shares.

As of February 2, 2026, the Directors and officers of each Fund, both individually and as a group, owned less than 1% of the shares of either Fund. During each Fund’s most recently completed fiscal year, the Fund’s Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

INFORMATION AS TO THE INVESTMENT ADVISER AND THE

ADMINISTRATOR OF THE FUNDS

Each Fund’s investment adviser is AllianceBernstein L.P., 501 Commerce Street, Nashville, Tennessee 37203. The Adviser also functions as the administrator to the Funds.

DELINQUENT SECTION 16(a) REPORTS

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, and the rules thereunder, each Fund’s officers, Directors, persons who beneficially own more than 10% of the Fund’s equity securities, and certain additional persons are required to report their transactions in the Fund’s shares to the Securities and Exchange Commission (“SEC”), the NYSE and the Fund. Based solely on written representations of such persons and on the review by each Fund of the copies of such reports that have been filed with the SEC, each Fund believes that all such filing requirements applicable to such persons were complied with, except that, with respect to each Fund, one late Form 3 will be filed for Vercelia Petty, the Controller of each Fund, and with respect to AGHIF, one late Form 4 will be filed for Gershon M. Distenfeld, a Vice President of the Fund.

OTHER MATTERS

Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

Beneficial Share Ownership of Stockholders

To the knowledge of the Funds, as of February 3, 2026 (and as of February 17, 2026 with respect to stockholders of the 2024 Variable Rate Demand Preferred Stock), the following stockholders held more than 5% of the specified Fund’s shares:

Fund	Stockholder (Address)	Class of Shares	Number of Shares	Percentage of Class
ANMIF	State Street Bank & Trust Company (776 Heritage Drive, North Quincy, Massachusetts 02169)	2024 Variable Rate Demand Preferred Stock	3,100	77.5%
ANMIF	JP Morgan Chase Bank, N.A. (4 Chase Metrotech Center, Brooklyn, New York 11217)	2024 Variable Rate Demand Preferred Stock	900	22.5%

ANMIF	Pathstone Holdings, LLC (10 Sterling Boulevard, Suite 402, Englewood, New Jersey 07631)	Common Stock	2,143,102	7.46%

ANMIF	Saba Capital Management, L.P. (405 Lexington Avenue, 58th Floor, New York, New York 10174)	Common Stock	1,898,909	6.61%

AGHIF	Grace Partners of DuPage L.P. (120 East Liberty Drive, Wheaton, Illinois 60187)	Common Stock	5,433,634	6.3%

AGHIF	Morgan Stanley Smith Barney LLC (1585 Broadway, New York, New York 10036)	Common Stock	4,832,367	5.6%

SUBMISSION OF PROPOSALS FOR THE

NEXT ANNUAL MEETING OF STOCKHOLDERS

Any proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by October 30, 2026 for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included, as stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law. To be presented at the 2027 Annual Meeting of Stockholders, a stockholder director nomination or a stockholder proposal that is not otherwise includable in the Proxy Statement for the 2026 Annual Meeting must be delivered by a stockholder of record to the Fund no sooner than September 30, 2026 and no later than October 30, 2026 and must be submitted in accordance with all of the requirements of the applicable Fund’s current Bylaws.

The persons named as proxies for the 2027 Annual Meeting of Stockholders will, regarding the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the

Fund receives notice of the matter no sooner than September 30, 2026 and no later than October 30, 2026. If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

REPORTS TO STOCKHOLDERS

Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at (800) 227-4618 or contact Carol Rappa at AllianceBernstein L.P., 66 Hudson Boulevard East, New York, NY 10001.

By Order of the Boards of Directors,

Nancy E. Hay Secretary

February 27, 2026

New York, New York

AllianceBernstein Global High Income Fund, Inc.

AllianceBernstein National Municipal Income Fund, Inc.

NOTICE OF JOINT ANNUAL MEETING

OF STOCKHOLDERS AND

PROXY STATEMENT

February 27, 2026

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
PO Box 43131
Providence, RI 02940-3131

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

SCAN
The QR code or visit
www.proxy-direct.com
to vote your shares

CALL
1-800-337-3503
Follow the recorded instructions
available 24 hours

MAIL
Vote, sign and mail in the
enclosed Business Reply Envelope

VOTE AT THE VIRTUAL MEETING
at the following Website:
www.meetnow.global/MPYCHSN
on March 30, 2026 at 3:00 p.m., Eastern Time.
To participate in the Virtual Meeting,
enter the 14-digit control number from
the shaded box on this card.

Please detach at perforation before mailing.

PROXY

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
JOINT ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 30, 2026

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. The undersigned stockholder of AllianceBernstein National Municipal Income Fund, Inc. (the "Fund"), a Maryland corporation, hereby appoints Nancy Hay and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the "Meeting") to be held in virtual meeting format only, which will be conducted online at the following website: www.meetnow.global/MPYCHSN, on Monday, March 30, 2026, at 3:00 p.m., Eastern Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting or any postponement or adjournment thereof. To participate in the virtual Meeting enter the 14-digit control number from the shaded box on this card.

The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to the Meeting. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE NOMINEE FOR DIRECTOR AS DESCRIBED IN THE PROXY STATEMENT AND "FOR" PROPOSAL 2. ADDITIONALLY, IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

ANM_34918_010626
WE URGE YOU TO SIGN AND DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY PROMPTLY

xxxxxxxxxxxxxx code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Meeting of Stockholders to be held virtually on March 30, 2026.

The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/all-34918

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" THE FOLLOWING.

1. To elect one Class Two Director:

	FOR	AGAINST	ABSTAIN
01. Alexander Chaloff	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of Ernst & Young LLP as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2026.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx ANM 34918 xxxxxxxx

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
PO Box 43131
Providence, RI 02940-3131

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

SCAN
The QR code or visit
www.proxy-direct.com
to vote your shares

CALL
1-800-337-3503
Follow the recorded instructions
available 24 hours

MAIL
Vote, sign and mail in the
enclosed Business Reply Envelope

VOTE AT THE VIRTUAL MEETING
at the following Website:
www.meetnow.global/MPYCHSN
on March 30, 2026 at 3:00 p.m., Eastern Time.
To participate in the Virtual Meeting,
enter the 14-digit control number from
the shaded box on this card.

Please detach at perforation before mailing.

PROXY

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
JOINT ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 30, 2026

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. The undersigned stockholder of AllianceBernstein National Municipal Income Fund, Inc. (the "Fund"), a Maryland corporation, hereby appoints Nancy Hay and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the "Meeting") to be held in virtual meeting format only, which will be conducted online at the following website: www.meetnow.global/MPYCHSN, on Monday, March 30, 2026, at 3:00 p.m., Eastern Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting or any postponement or adjournment thereof. To participate in the virtual Meeting enter the 14-digit control number from the shaded box on this card.

The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to the Meeting. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR AS DESCRIBED IN THE PROXY STATEMENT AND "FOR" PROPOSAL 2. ADDITIONALLY, IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

ANM_34918_011426_Pref
WE URGE YOU TO SIGN AND DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY PROMPTLY
XXXXXXXXXXXXXX code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Stockholders to be held virtually on March 30, 2026.

The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/all-34918

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A **Proposals** THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" THE FOLLOWING.

1. To elect two Class Two Directors:

	FOR	AGAINST	ABSTAIN
01. Alexander Chaloff	☐	☐	☐
02. Carol C. McMullen	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of Ernst & Young LLP as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2026.	☐	☐	☐

B **Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below**

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx ANM2 34918 xxxxxxxx